SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CITIZENS COMMUNITY BANCORP, INC.

2174 EASTRIDGE CENTER

EAU CLAIRE, WISCONSIN 54701

Notice of Special Meeting of Stockholders

to be held on September 25, 2018

A special meeting of stockholders (the “Special Meeting”) of Citizens Community Bancorp, Inc., a Maryland corporation (the “Company” or “Citizens”), will be held at the Holiday Inn Eau Claire located at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, September 25, 2018, at 4:00 p.m. local time, for the following purposes:

1.	To approve, for purposes of NASDAQ Listing Rule 5635, the Company’s issuance of shares of common stock upon the conversion of the Company’s 8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock (the “Issuance Proposal”).

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1(the “Adjournment Proposal”).

Any action may be taken on the foregoing proposals at the Special Meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on July 20, 2018 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Pursuant to the Company’s bylaws, the only business permitted to be transacted at the Special Meeting are the purposes stated in this notice of the Special Meeting.

Whether or not you plan to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your vote is important to ensure that a majority of our stock is represented. The prompt return of proxy cards will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. If you send in your proxy card, you may still decide to attend the Special Meeting and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement. Stockholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the Special Meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.

If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitor Regan & Associates, Inc. at 800-737-3426.

By order of the Board of Directors

Stephen M. Bianchi,
President and CEO

Eau Claire, Wisconsin

July 27, 2018

CITIZENS COMMUNITY BANCORP, INC.

2174 EASTRIDGE CENTER

EAU CLAIRE, WISCONSIN 54701

Proxy Statement for the Special Meeting of Stockholders

to be Held on September 25, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on September 25, 2018:

The Notice of Special Meeting, this Proxy Statement and the Accompanying Annual Report are Available on the Internet at: www.cstproxy.com/ccf/sm2018

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Citizens Community Bancorp, Inc. (the “Company” or “Citizens”) of proxies to be used at the Special Meeting of Stockholders (the “Special Meeting”) of Citizens for the purposes set forth in the accompanying Notice of Special Meeting to be held at the Holiday Inn Eau Claire located at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, September 25, 2018, at 4:00 p.m. local time, and any adjournments thereof. Only stockholders of record at the close of business on July 20, 2018 will be entitled to notice of and to vote at the Special Meeting.

Our principal executive offices are located at 2174 EastRidge Center, Eau Claire, Wisconsin 54701. It is expected that this Proxy Statement and the form of Proxy will be mailed to stockholders on or about July 27, 2018.

GENERAL INFORMATION

Proxies and Voting Procedures

Stockholders can vote by completing and returning a proxy card in the form accompanying this Proxy Statement or, if shares are held in “street name,” by completing a voting instruction form provided by your broker.

The shares represented by each validly executed proxy received by Citizens or its authorized agents in time will be voted at the Special Meeting in accordance with the instructions thereon. If no instructions are specified in a signed proxy returned to Citizens, the shares represented thereby will be voted FOR the approval, for purposes of NASDAQ Listing Rule 5635, the Company’s issuance of shares of common stock upon the conversion of an equivalent number of 8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock (the “Issuance Proposal”), and FOR the approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (the “Adjournment Proposal”). If any other matters are properly presented at the Special Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Special Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. Pursuant to the Company’s bylaws, the business transacted at the Special Meeting will be confined to the matters referred to in the accompanying Notice of Special Meeting.

Stockholders may revoke proxies at any time before they are voted by giving us written notice or by a later executed proxy submitted by mail. Attendance at the Special Meeting will not automatically revoke a proxy, but a stockholder attending the Special Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by Citizens. Solicitation will be made primarily by use of the mail; however, some solicitation may be made by our employees, without additional compensation, by telephone, by facsimile or in person. We have also retained Regan and Associates to assist us with the solicitation of proxies for the Special Meeting for a fee of not more than $10,000 plus a reasonable amount to cover the expenses of such solicitation firm.

Stockholders Entitled to Vote

Citizens common stock, $0.01 par value per share (the “common stock”), is the only class of security entitled to vote at the Special Meeting. Only holders of record of the Company’s common stock at the close of business on July 20, 2018 will be entitled to notice of and to vote at the Special Meeting. On the record date, we had outstanding 5,914,379 shares of our common stock, entitled to one vote per share.

Quorum; Required Vote

Stockholders holding a majority of the shares of common stock entitled to vote at the Special Meeting, either present in person or by proxy, shall constitute a quorum with respect to the meeting. The approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by stockholders present in person or by proxy. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count as present for purposes of determining quorum, but will not be counted as votes cast with regard to any proposal. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

Certain shares of our issued and outstanding common stock are held by participants in our 401(k) Profit Sharing Plan (the “401(k) Plan”). If you hold shares of our common stock in the 401(k) Plan, the trustee for the 401(k) Plan will vote the shares you hold through the plan as you direct. We will provide plan participants who hold common stock through the 401(k) plan with forms on which participants may communicate their voting instructions. In the event that a 401(k) Plan participant fails to give timely voting instructions to the trustee of the 401(k) Plan with respect to the voting of shares of our common stock at the Special Meeting that are allocated to the participant in the 401(k) Plan, then the trustee shall vote such shares in such manner as directed by the Plan Administrator.

PROPOSAL 1:

ISSUANCE PROPOSAL

Background of the Private Placement

In 2018, the Company‘s management and Board considered alternatives to raise capital for the funding of acquisition opportunities and general corporate purposes, including supporting strong capital levels. The Company‘s management and Board, following consultation with the Company’s financial advisors, ultimately exercised their business judgment and determined that a private placement of equity securities was the most effective method for raising capital under the current circumstances and in the best interests of the Company and its stockholders.

On June 20, 2018, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreements”) with each of a limited number of institutional and other accredited investors, including certain officers and directors of the Company (collectively the “Purchasers”), pursuant to which the Company sold on June 21, 2018 an aggregate of 500,000 shares of the Company’s 8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, par value $0.01 per share, (the “Series A Preferred Stock”), in a private placement (the “Private Placement”) at a purchase price of $130 per share, for aggregate gross proceeds of $65 million. The terms of the Series A Preferred Stock provide for the mandatory conversion of each share of Series A Preferred Stock into ten shares of the Company’s common stock, par value $0.01 per share (“common stock”) upon approval of the Issuance Proposal. The Private Placement transaction was completed on June 21, 2018. The material terms of the Series A Preferred Stock are discussed below. The Private Placement of the Series A Preferred Stock was exempt from Securities and Exchange Commission (“SEC”) registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

On June 20, 2018, the Company also entered into a Registration Rights Agreement with each of the Purchasers, pursuant to which the Company agreed, among other things, to register for resale the shares of common stock to be issued upon conversion of the Series A Preferred Stock (the “Registration Rights Agreement”).

Summary of the Proposal

Because our common stock is listed on the NASDAQ Global Market, we are subject to NASDAQ Listing Rule 5635. NASDAQ Listing Rule 5635(c) requires stockholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock) by a listed company to its officers, directors, employees, or consultants, in a private placement at a price less than the market value of the stock. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the then outstanding shares of common stock or 20% or more of the voting power before the issuance of such additional shares at a price that is less than the greater of book or market value of the stock.

Upon conversion of the Series A Preferred Stock, the Company will issue 5,000,000 shares of common stock. Following conversion of the Series A Preferred Stock, the common stock issued as a result of conversion of the Series A Preferred Stock will represent approximately 45.8% of the aggregate number of outstanding shares of common stock based on the 5,914,379 shares of common stock currently outstanding as of July 20, 2018 plus the 5,000,000 shares of common stock issuable upon conversion of the Series A Preferred Stock. The conversion price of $13.00 per share of common stock was less than the closing price of the Company’s common stock on June 19, 2018, the day immediately prior to the Company’s entry into the Securities Purchase Agreements, of $13.46 per share on the NASDAQ Global Market.

In order to comply with NASDAQ Listing Rule 5635, the Company is seeking the approval of its stockholders for the issuance of the common stock to be issued upon the conversion of the Series A Preferred Stock.

Use of the Net Proceeds

The Company will not receive any proceeds from the issuance of the common stock to be issued upon the conversion of the Series A Preferred Stock. The net proceeds to us from the issuance of the Series A Preferred Stock were approximately $61 million, after deducting the placement agent’s fees, structuring fees and other fees and expenses payable by us in connection with the Private Placement. The Company expects to use the proceeds to, in part, fund the acquisition of United Bank (the “Acquisition”) and for general corporate purposes, including supporting our growth strategy, which may include organic growth, funding acquisition opportunities, de novo branching into new markets or other organic expansion of our business.

The Acquisition is NOT part of the Issuance Proposal and the Company’s stockholders are NOT being asked to vote on the Acquisition. Further, the results of the vote of the stockholders at the Special Meeting will have no effect on the Acquisition or whether the Company completes the Acquisition. The Private Placement was not conditioned upon the successful completion of the Acquisition or any other transaction. Accordingly, even if the Acquisition does not occur, we will have no obligation to offer to repurchase any or all of the shares of Series A Preferred Stock sold in the Private Placement. In the event the Acquisition does not occur, our management will retain broad discretion in the allocation of the net proceeds of the Private Placement. The precise amounts and timing of our use of the net proceeds will depend upon market conditions and the availability of other funds, among other factors.

Summary of the Acquisition

The following is a summary of the material terms of the Acquisition. More detailed information can be found in our Form 8-K filed on June 21, 2018, which is incorporated by reference herein.

On June 20, 2018, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with United Bancorporation (“Parent”) and its wholly-owned subsidiary, United Bank, a Wisconsin chartered bank (“United Bank”), pursuant to which the Company will, subject to the terms and conditions set forth therein, acquire 100% of the common stock of United Bank for approximately $50.7 million in cash, subject to adjustment as provided in the Stock Purchase Agreement. At the closing of the Acquisition, United Bank will become a wholly-owned subsidiary of the Company. Immediately following the closing of the Acquisition, the Company intends to merge United Bank with and into Citizens Community Federal, N.A. (“CCF Bank”), a federally-chartered national bank and a wholly-owned subsidiary of the Company, with CCF Bank surviving the Acquisition.

Completion of the Acquisition is subject to certain customary mutual conditions, including: (i) receipt of all required regulatory approvals and expiration of all related statutory waiting periods (and the absence of a burdensome condition (as defined in the Stock Purchase Agreement) in connection with obtaining any such approvals); and (ii) the absence of any law or order prohibiting the consummation of the Acquisition. Each party’s obligation to complete the Acquisition is also conditioned upon certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party (subject to certain exceptions and qualifications); and (ii) material compliance by the other party with its obligations under the Stock Purchase Agreement. The Company’s obligation to complete the Acquisition is further conditioned upon the absence of a material adverse effect (as defined in the Stock Purchase Agreement) with respect to United Bank or Parent.

The Stock Purchase Agreement contains customary representations and warranties by each of the parties, and each party has agreed to customary covenants. United Bank and Parent have also agreed to customary covenants relating to the conduct of United Bank’s business during the interim period between the execution of the Stock Purchase Agreement and the completion of the Acquisition, and customary non-solicitation covenants relating to alternative acquisition proposals.

The Stock Purchase Agreement contains indemnification obligations of the Company and Parent with respect to breaches of certain of such party’s representations, warranties and covenants and certain other specified matters, which party’s indemnification obligations are also subject to various specified limitations.

The Stock Purchase Agreement provides certain customary termination rights for the Company and Bank Parent, including, among others, (i) a breach of the Stock Purchase Agreement by the other party that is not cured within 30 days’ notice of such breach and which cause the non-breaching party’s closing conditions to not be satisfied; (ii) a final, non-appealable denial of required regulatory approvals or an injunction prohibiting the transactions contemplated by the Stock Purchase Agreement; and (iii) if the Acquisition has not closed on or prior to the twelfth month anniversary of the date of signing, as may be extended by six months, if necessary, to obtain regulatory approvals.

Consequences Associated with the Approval of this Proposal

Conversion of the Series A Preferred Stock into Common Stock. Each share of Series A Preferred Stock will automatically convert into ten shares of common stock on the third business day following stockholder approval.

Payment of Dividends on Series A Preferred Stock. Each share of Series A Preferred Stock accrues a dividend at the rate of 8.0% per annum on the liquidation value ($130 per share) and is payable semiannually in arrears commencing on December 31, 2018. If the shares of Series A Preferred Stock are converted on or prior to December 31, 2018, then no dividends will be payable on the Series A Preferred Stock.

Elimination of Dividend and Liquidation Rights of Series A Preferred Stock. Upon stockholder approval and conversion of the Series A Preferred Stock into common stock, all shares of the Series A Preferred Stock will be cancelled. As a result, approval of the proposal will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series A Preferred Stock. See “Description of the Series A Preferred Stock.”

Elimination of Separate Voting Rights of Holders of Series A Preferred Stock. Holders of Series A Preferred Stock have approval rights for certain Company actions, and the conversion of Series A Preferred Stock into common stock will eliminate these separate voting rights. For more information regarding such voting, see “Description of Series A Preferred Stock.”

Rights of Investors. If stockholder approval is received, the rights and privileges associated with our common stock issued upon the conversion of the Series A Preferred Stock will be identical to the rights and privileges associated with the common stock held by our existing common stockholders, including the right to vote on all matters presented to the holders of our common stock.

Dilution. If stockholder approval is received, the conversion of the Series A Preferred Stock will result in the issuance of 5,000,000 shares of our common stock. Following conversion of the Series A Preferred Stock, the common stock issued as a result of conversion of the Series A Preferred Stock will represent approximately 45.8% of the aggregate number of outstanding shares of common stock based on the 5,914,379 shares of common stock currently outstanding as of July 20, 2018 plus the 5,000,000 shares of common stock issuable upon conversion of the Series A Preferred Stock. As a result, we expect there to be a dilutive effect on the earnings per share of our common stock. In addition, our existing stockholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding common stock.

Market Effects. The conversion of the Series A Preferred Stock may impact trading patterns and adversely affect the market price of our common stock. Additionally, in accordance with the Registration Rights Agreement, we intend to file a resale registration statement with the SEC to enable the holders of the Series A

Preferred Stock to freely sell their shares of common stock to be issued upon conversion of the Series A Preferred Stock. If significant quantities of the common stock are sold (or if it is perceived that they may be sold) in the public market, the trading price of our common stock could be adversely affected.

Consequences Associated with the Failure to Approve this Proposal

The Series A Preferred Stock Will Remain Outstanding. Unless stockholder approval is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Series A Preferred Stock will remain outstanding in accordance with its terms.

Continued Dividend Payment and Potential Market Effects. If stockholder approval is not obtained, we would expect that the shares of Series A Preferred Stock will remain outstanding for the foreseeable future and, beginning December 31, 2018, and for so long as such shares remain outstanding, we would be required to pay dividends on the Series A Preferred Stock, on a non-cumulative basis, at an annual rate of 8.0% of the liquidation value of the Series A Preferred Stock ($130 per share).

Continued Separate Voting Rights of Holders of Series A Preferred Stock. If stockholder approval is not obtained, holders of Series A Preferred Stock have certain separate voting rights, and the holders of our common stock will be unable to take certain actions without approval by the holders of the Series A Preferred Stock. For more information regarding such voting, see “Description of Series A Preferred Stock.”

Additional Stockholder Meetings. Pursuant to the Securities Purchase Agreement, we would be required to call additional stockholder meetings every three months and recommend approval of the Issuance Proposal at each meeting to the stockholders, if necessary, until such approval is obtained. We will bear the costs of soliciting the approval of our stockholders in connection with these meetings.

Restriction on Payment of Dividends. If stockholder approval is not obtained, the shares of Series A Preferred Stock will remain outstanding and, beginning December 31, 2018, and for so long as such shares remain outstanding, if dividends payable on all outstanding shares of the Series A Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Participation in Dividends on Common Stock. So long as any shares of Series A Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to holders of our common stock, the holders of the Series A Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Liquidation Preference. For as long as the Series A Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our common stock upon any liquidation of us unless the full liquidation preference on the Series A Preferred Stock is paid.

Pro Forma Financial Information

To assist in your understanding of the impact of the Issuance Proposal, we are providing the following pro forma financial information. The following table sets forth our capitalization and regulatory capital ratios on a consolidated basis as of March 31, 2018 on:

(1) an actual basis; and

(2) an adjusted basis to give effect to the issuance of 500,000 shares of the Series A Preferred Stock in the Private Placement on a (i) non-converted basis and (ii) converted basis.

The table should be read in conjunction with and is qualified in its entirety by our audited and unaudited financial statements and notes thereto incorporated by reference into this proxy. For more information, see “Information Incorporated by Reference” below.

	As of March 31, 2018 (in thousands, except share and per share data)
		As Adjusted for the Offering
	Actual	If the Preferred Stock IS NOT converted to Common Stock	If the Preferred Stock IS converted to Common Stock
Stockholders’ Equity:
Common stock — $0.01 par value, 30,000,000 shares authorized, 5,902,481 shares issued and outstanding; 10,902,481 shares issued and outstanding as adjusted for the issuance of the common stock to be issued upon the conversion of the Series A Preferred Stock.	$59	$59	$109
Preferred stock — $0.01 par value, $130.00 per share liquidation, 1,000,000 shares authorized, 500,000 shares issued and outstanding	—	61,000	—
Additional paid-in capital	63,575	63,575	124,525
Retained earnings	12,401	12,401	12,401
Unearned deferred compensation	(515)	(515)	(515)
Accumulated other comprehensive income (loss)	(2,011)	(2,011)	(2,011)

Total stockholders’ equity	$73,509	$134,509	$134,509

Consolidated Capital Ratios:
Total capital (to risk weighted assets)	11.7%	20.5%	20.5%
Tier 1 capital (to risk weighted assets)	8.7%	17.5%	17.5%
Common equity tier 1 capital (to risk weighted assets)	8.7%	8.7%	17.5%
Tier 1 leverage ratio (to adjusted total assets)	6.5%	13.2%	13.2%

Shares of common stock outstanding	5,902,481	5,902,481	10,902,481
Book value per share of common stock	$12.45	$12.45	$12.34
Ownership of current common stockholders	100%	100%	54.1%

Description of the Series A Preferred Stock

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock as listed in the Articles Supplementary. Stockholders are urged to read carefully the Articles Supplementary in its entirety, which is attached as Exhibit 3.1 to the our Form 8-K filed on June 21, 2018 and incorporated by reference herein. Although we believe this summary covers the material terms and provisions of the Series A Preferred Stock as contained in the Articles Supplementary, it may not contain all the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 500,000 shares as “8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock,” each of which has a $0.01 par value and a liquidation preference of $130 per share.

Mandatory Conversion. The Series A Preferred Stock of each holder will convert into shares of common stock on the third business day following the approval by the holders of our common stock of the conversion of the Series A Preferred Stock into common stock as required by the applicable NASDAQ rules. Assuming stockholder approval of the Issuance Proposal at the Special Meeting, each share of Series A Preferred Stock will convert into ten shares of common stock.

Dividends. If stockholder approval is not obtained, the shares of Series A Preferred Stock will remain outstanding and, beginning December 31, 2018, and for so long as such shares remain outstanding, we will be required to pay dividends on the Series A Preferred Stock, on a non-cumulative basis, at an annual rate of 8.0% of the liquidation value of the Series A Preferred Stock ($130 per share). Dividends after December 31, 2018 will be payable semi-annually in arrears on June 30 and December 31, beginning on December 31, 2018. If all dividends payable on the Series A Preferred Stock have not been declared and paid for an applicable dividend period, the Company shall not declare or pay any dividends on any stock which ranks junior to the Series A Preferred Stock, or redeem, purchase or acquire any stock which ranks pari passu or junior to the Series A Preferred Stock, subject to customary exceptions. If all dividends payable on the Series A Preferred Stock have not been paid in full, any dividend declared on stock which ranks pari passu to the Series A Preferred Stock shall be declared and paid pro rata with respect to the Series A Preferred Stock and such pari passu stock.

Participation in Dividends on Common Stock. So long as any shares of Series A Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our holders of common stock, the holders of the Series A Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Ranking. The Series A Preferred Stock will rank senior to all of the Company’s common stock and will rank pari passu or senior to all future issuances of the Company’s preferred stock.

Voting Rights. The holders of the Series A Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a majority of the Series A Preferred Stock, voting together with any class or series of parity securities, shall be required for certain matters, including to (i) authorize or issue, or increase the authorized, issued or outstanding amount of, any shares of any class or series of stock ranking senior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets on the Company’s liquidation, dissolution or winding up or (ii) adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock.

Liquidation. In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series A Preferred Stock shall be entitled to liquidating distributions equal to $130 per share plus any declared and unpaid dividends.

Redemption. The Series A Preferred Stock shall be perpetual unless converted in accordance with the Articles Supplementary. The Series A Preferred Stock will not be redeemable at the option of the Company or any holder of Series A Preferred Stock at any time.

Preemptive Rights. Holders of the Series A Preferred Stock have no preemptive rights.

The Securities Purchase Agreements

The following is a summary of the material terms of the Securities Purchase Agreements. More detailed information can be found in our Form 8-K filed on June 21, 2018, which is incorporated by reference herein.

Purchase and Sale of Stock. Pursuant to the Securities Purchase Agreements, we issued and sold 500,000 shares of the Series A Preferred Stock, in the aggregate, to the Purchasers (defined therein).

Representations and Warranties. We made customary representations and warranties to the Purchasers relating to us, our business and our capital stock, including with respect to the shares of Series A Preferred Stock issued to the Purchasers pursuant to the Securities Purchase Agreements. The representations and warranties in the Securities Purchase Agreements were made for purposes of the Securities Purchase Agreements and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Securities Purchase Agreements. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. The representations and warranties and other provisions of the Securities Purchase Agreements should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that we file with the SEC.

Agreement to Seek Stockholder Approval. We agreed to call the Special Meeting, as promptly as reasonably practicable but in no event later than September 30, 2018, and to recommend and seek stockholder approval of the Issuance Proposal. In addition, we agreed to prepare and file this proxy statement with the SEC and to cause the proxy statement to be mailed to stockholders within specified timeframes. If such approval is not obtained at the Special Meeting, we have agreed to call additional meetings and recommend approval of the Issuance Proposal to the stockholders every three (3) months thereafter until such approval is obtained.

Transfer Restrictions. The Series A Preferred Stock issued in the Private Placement constitutes “restricted securities” under federal securities laws and is accordingly subject to significant restrictions on transfer. The Company committed, pursuant to the Registration Rights Agreement into which it also entered with each Purchaser, to register both the Series A Preferred Stock and the common stock to be issued upon conversion of the Series A Preferred Stock, for resale under the Securities Act. See “The Registration Rights Agreement.”

Other Covenants. We also agreed to a number of customary covenants, including covenants with respect to the reservation and listing on NASDAQ of the common stock to be issued upon conversion of the Series A Preferred Stock.

Indemnity. We have agreed to customary indemnification provisions for the benefit of each Purchaser relating to certain losses suffered by each Purchaser arising from breaches of our representations, warranties and covenants in the Securities Purchase Agreements or relating to certain losses arising from actions, suits or claims relating to the Securities Purchase Agreements or the transactions contemplated thereby.

Expenses. The Purchasers and the Company are solely responsible for and bear all of their own expenses, including, without limitation, expenses of legal counsel, accountants and other advisors (including financial intermediaries and advisors), incurred at any time in connection with the transactions contemplated by the Securities Purchase Agreements.

The Registration Rights Agreement

The following is a summary of the material terms of the Registration Rights Agreement. More detailed information can be found in our Form 8-K filed on June 21, 2018, which is incorporated by reference herein.

On June 20, 2018, we also entered into a Registration Rights Agreement with each of the Purchasers pursuant to which we agreed to (i) file a registration statement with the SEC within 30 days of June 21, 2018, to register the common stock to be issued upon conversion of the Series A Preferred Stock, for resale under the Securities Act; (ii) use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of June 21, 2018 (or 150 days in the event of an SEC review), subject to specified exceptions; and (iii) continue to take certain steps to maintain effectiveness of the registration statement and facilitate certain other matters.

Failure to meet these deadlines and certain other events may result in the Company’s payment to the Purchasers of liquidated damages in the monthly amount of 0.5% of the purchase price. The Company will bear all expenses incident to performing its obligations under the Registration Rights Agreement regardless of whether any securities are sold pursuant to a relevant registration statement, including registration and filing fees, printing expenses, legal fees, and other incidental expenses. The Company is not responsible for any underwriting discounts, broker or similar fees or commissions, or legal fees, of any Purchaser. The Registration Rights Agreement also provides for customary reciprocal indemnification provisions relating to certain losses suffered by either party arising from any untrue or alleged untrue statement of a material fact, or material omission, in any relevant registration statement or prospectus.

Interest of Certain Persons

Certain of the Company’s directors and executive officers participated in the Private Placement and therefore have an interest in the outcome of the Issuance Proposal. The following directors and executive officers purchased shares of Series A Preferred Stock in the Private Placement in the following amounts: Kristina Bourget, 250 shares; Francis Felber, 769 shares; James Lang, 2,769 shares; James Moll, 1,000 shares; Timothy Olson, 385 shares; Michael Swenson, 385 shares; Stephen Bianchi, 1,154 shares; and James Broucek, 769 shares. Mr. Felber is a part owner of AG Risk Managers LLC, which acquired 769 shares in the Private Placement, and Mr. Felber disclaims beneficial ownership of the shares held by AG Risk Managers LLC except to the extent of his pecuniary interest therein. If stockholder approval of the Issuance Proposal is obtained, the conversion price of the common stock issuable upon conversion of the Series A Preferred Stock will be a price below the closing price on the day immediately prior to the Company’s entry into the Securities Purchase Agreements.

Assuming stockholder approval of the Issuance Proposal and the resulting issuance of common stock upon the conversion of the shares of Series A Preferred Stock, none of these individuals will have beneficial ownership in excess of five percent (5%) of the outstanding shares of the common stock.

Vote Required for Approval

Approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by stockholders present in person or by proxy. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.

Board of Directors Recommendation

The Board of Directors recommends a vote FOR the Issuance Proposal.

PROPOSAL 2:

ADJOURNMENT PROPOSAL

If we fail to receive a sufficient number of votes to constitute a quorum to hold the Special Meeting or to approve Proposal 1 at the Special Meeting, we may propose to adjourn or postpone the Special Meeting, whether or not a quorum is present, to (i) constitute a quorum for purposes of the Special Meeting or (ii) solicit additional Proxies from stockholders who have not submitted proxies in favor of the approval of Proposal 1, as necessary. If it is necessary to adjourn the meeting, no notice of the adjourned Special Meeting is required to be given to stockholders other than an announcement at the meeting of the hour, date and place to which the meeting is adjourned, provided that the adjourned meeting is no more than 120 days after the record date for the Special Meeting.

We currently do not intend to propose adjourning or postponing the Special Meeting if there are sufficient votes represented at the Special Meeting to approve Proposal 1.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by stockholders present in person or by proxy. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.

Board of Directors Recommendation

The Board of Directors recommends that you vote FOR the Adjournment Proposal.

OTHER MATTERS

Our directors know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

It is not expected that a representative of Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm, will be present at the Special Meeting.

SECURITY OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of July 20, 2018 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by us to beneficially own more than 5% of our outstanding common stock.

The following table is based on information supplied to us by the directors, officers and stockholders described above or in information otherwise publicly available in filings with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our common stock subject to options that are either currently exercisable or exercisable within 60 days of July 20, 2018 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 5,914,379 shares of common stock outstanding as of July 20, 2018.

Unless otherwise indicated, the address for each person listed below is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

Name	Shares of Common Stock Beneficially Owned(15)	Percent of Common Stock Beneficially Owned(15)
Principal Stockholders:
Jeffrey L. Gendell (1)	528,440	8.93%
Tontine Financial Partners, L.P. (1)	404,336	6.84%
Tontine Management, L.L.C. (1)	404,336	6.84%
EJF Capital LLC (2)	351,181	5.94%
Emanuel J. Friedman (2)	351,181	5.94%
EJF Sidecar Fund, Series LLC - Series E (2)	351,181	5.94%
Martin S. Friedman (3)	345,373	5.84%
Thomson Horstmann & Bryant, Inc.(4)	341,568	5.78%

Directors, Director Nominees and Executive Officers:
Richard McHugh (5)	208,975	3.53%
Michael L. Swenson (6)	4,115	*
James D. Moll (7)	21,206	*
James R. Lang (8)	36,995	*
Francis E. Felber (9)	6,515	*
Kristina M. Bourget (10)	678	*
Timothy L. Olson (11)	678	*
Stephen M. Bianchi (12)	57,750	*
James S. Broucek (13)	20,186	*
Mark C. Oldenberg (14)	16,830	*
All directors and executive officers as a group (9 persons)	357,098	6.04%

*	Denotes less than 1%
(1)

As set forth in Schedule 13G/A filed with the SEC by Tontine Financial Partners, L.P. (“TFP”), Tontine Management, L.L.C. (“TM”), Tontine Asset Associates, LLC (“TAA”) and Jeffrey L. Gendell on February 9, 2018. The Schedule 13G/A reports that 404,336 shares are held by TFP, of which TM is the general partner, and 124,104 shares are held by Tontine Capital Overseas Master Fund II, LP, of which TAA is the general partner. Mr. Gendell is the managing member of TM and TAA. Mr. Gendell has shared voting power over 528,440 shares and shared dispositive power over 528,440 shares. TFP and TM have shared voting power over 404,336 shares and shared dispositive power over 404,336 shares. The address of TFP, TM, TAA and Mr. Gendell is 1 Sound Shore Drive, Suite 304, Greenwich, CT 06830-7251.
(2)

As set forth in Schedule 13G/A filed with the SEC by EJF Capital LLC, Emanuel J. Friedman, and EJF Sidecar Fund, Series LLC – Series E (the “Fund”) on February 14, 2018. The Schedule 13G/A reports that the Fund is the record owner of the shares. EJF Capital LLC is the managing member of the Fund, and Mr. Friedman is the controlling member of EJF Capital LLC. Each of EJF Capital and Mr. E. Friedman may be deemed to have indirect beneficial ownership of the shares based on the relationships described above. The Fund, EJF Capital LLC and Mr. E. Friedman have shared voting power over 351,181 shares and shared dispositive power over 351,181 shares. The address of the Fund, EJF Capital LLC and Mr. E. Friedman is 2107 Wilson Boulevard, Suite 410, Arlington, VA 22201.

(3)

Based on information provided by FJ Capital Management LLC as of July 11, 2018. Consists of 239,418 shares of common stock held by Financial Opportunity Fund LLC, of which FJ Capital Management LLC is the managing member, and 105,955 shares are owned directly by Mr. M. Friedman, the managing member of FJ Capital Management LLC.

Mr. M. Friedman disclaims beneficial ownership of the 239,418 shares held by Financial Opportunity Fund LLC but may be deemed to be a beneficial owner thereof. Mr. M. Friedman has sole voting power over 105,955 shares, shared voting power over 239,418 shares, sole dispositive power over 105,955 shares and shared dispositive power over 239,418 shares. The address of Financial Opportunity Fund LLC, FJ Capital Management, LLC, and Mr. M. Friedman is 1313 Dolley Madison Blvd, Ste 306, McLean, VA 22101.

(4)

As set forth in Schedule 13G filed with the SEC by Thomson Horstmann & Bryant, Inc. on February 12, 2018. The Schedule 13G reports that the Thomson Horstmann & Bryant, Inc. is the beneficial owner of the shares, and has sole voting power over 183,130 shares and sole dispositive power over 341,568 shares. The address of Thomson Horstmann & Bryant, Inc. is 501 Merritt 7, Norwalk, CT 06851.

(5)

Consists of 34,596 shares of our common stock held by Mr. McHugh’s spouse, of which 321 shares are held by his spouse as custodian for her grandchildren (Mr. McHugh disclaims beneficial ownership of the shares held by his spouse except to the extent of his pecuniary interest therein), 160,139 shares of our common stock owned directly by Mr. McHugh and 14,240 shares of our common stock subject to stock options, which are currently exercisable or are exercisable within 60 days.

(6)	Consists of 2,515 shares of our common stock owned directly by Mr. Swenson and 1,600 shares of our common stock held in his self-directed IRA.
(7)	Consists of 11,582 shares of our common stock owned directly by Mr. Moll and 9,624 shares held in his self-directed IRA.
(8)

Consists of 515 shares of our common stock owned directly by Mr. Lang, 30,000 shares held in his self-directed IRA, 2,500 shares held by the Leah Delaney Karge Trust, pursuant to which Mr. Lang serves as trustee and has investment discretion, and 3,980 shares held by the James & Patricia Lang Grandchildren Education Trust UAD 01/01/2002, pursuant to which Mr. Lang serves as investment manager and has investment discretion over such shares. Mr. Lang disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(9)	Consists of 1,515 shares of our common stock owned directly by Mr. Felber and 5,000 shares of our common stock held in his self-directed IRA.
(10)	Consists of 678 shares of our common stock owned directly by Ms. Bourget.
(11)	Consists of 678 shares of our common stock owned directly by Mr. Olson.
(12)

Consists of 30,509 shares of our common stock owned directly by Mr. Bianchi, 19,241 shares held in his self-directed IRA and 8,000 shares of our common stock subject to stock options, which are currently exercisable or are exercisable within 60 days.

(13)	Consists of 5,320 shares of our common stock owned directly by Mr. Broucek and 14,866 shares of our common stock held in his self-directed IRA.
(14)	Consists of 16,830 shares of our common stock owned directly by Mr. Oldenberg. On October 17, 2017, Mr. Oldenberg resigned as Chief Financial Officer.

(15)

Does not include shares of common stock issuable upon conversion of the Series A Preferred Stock. The shares are not issuable, and the holders of the Series A Preferred Stock do not have a right to acquire the shares, until the Company receives stockholder approval of the Issuance Proposal. Based solely on information provided by the Purchasers to the Company as of July 12, 2018, assuming the conversion of the Series A Preferred Stock, the following persons may be deemed to be the beneficial owners of 5% or more of the Company’s common stock based on the 5,914,379 shares of common stock currently outstanding as of July 20, 2018 plus the 5,000,000 shares of common stock issuable upon conversion of the Series A Preferred Stock:

Name	Shares of Common Stock Beneficially Owned if Preferred Stock is converted	Percent of Common Stock Beneficially Owned if Preferred Stock is converted
Principal Stockholders:
Martin S. Friedman(a)	899,223	8.24%
FJ Capital Management LLC(a)	793,268	7.27%
Wellington Management Company LLP	814,980	7.47%
Maltese Capital Management LLC	584,610	5.36%

(a)

Consists of 239,418 shares of common stock held by Financial Opportunity Fund LLC, 166,160 shares of common stock to be issued to Financial Hybrid Opportunity Fund LLC upon conversion of the Series A Preferred Stock, 387,690 shares of common stock to be issued to Financial Hybrid Opportunity SPV I LLC upon conversion of the Series A Preferred Stock, and 105,955 shares are owned directly by Mr. M. Friedman. FJ Capital Management LLC is the managing member of the Financial Opportunity Fund LLC, Financial Hybrid Opportunity Fund LLC, and Financial Hybrid Opportunity SPV I LLC (collectively, the “Financial Opportunity Funds”). Upon conversion of the Series A Preferred Stock, Mr. M. Friedman, as Managing Member of FJ Capital Management LLC, will have sole voting power over 105,955 shares, shared voting power over 793,268 shares, sole dispositive power over 105,955 shares and shared dispositive power over 793,268 shares. Mr. M. Friedman disclaims beneficial ownership of the 793,268 shares held by the Financial Opportunity Funds but may be deemed to be a beneficial owner thereof. Upon conversion of the Series A Preferred Stock, FJ Capital Management LLC will have shared voting power 793,268 shares and shared dispositive power over 793,268 shares. The address of the Financial Opportunity Funds, FJ Capital Management, LLC, and Mr. M. Friedman is 1313 Dolley Madison Blvd, Ste 306, McLean, VA 22101.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Any stockholder who desires to submit a proposal for inclusion in our 2019 Proxy Statement in accordance with Rule 14a-8 must submit the proposal in writing to Corporate Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701. We must receive a proposal by September 26, 2018 (120 days prior to the anniversary of the mailing date of the 2018 Proxy Statement) in order to consider it for inclusion in our 2019 Proxy Statement.

Stockholder proposals that are not intended to be included in the proxy materials for our 2019 Annual Meeting, but that are to be presented by the stockholder from the floor are subject to the advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices after November 27, 2018 (120 days prior to the anniversary of the 2018 Annual Meeting of stockholders) and before December 27, 2018 (90 days prior to the anniversary of the 2018 Annual Meeting of stockholders), except with respect to director nominations. The notice must set forth the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the stockholder proposing such business, as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned or of record by such stockholder and the underlying beneficial owner, if different; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Stockholder proposals related to director nominations under our Bylaws must be received at our principal offices not less than ninety (90) days prior to the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Company, whichever shall first occur. The stockholder’s notice must comply with the same requirements for the notice described above for proposals other than in connection with director nominations, must be in writing and shall set forth: (a) as to each person whom such stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation, (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner, if different; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in his, her or its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director of Citizens if elected.

If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2019 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. We will promptly provide separate copies upon written or oral request. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our principal executive offices at 2174 EastRidge Center, Eau Claire, Wisconsin 54701or by telephone at (715) 839-4661 to inform us of his or her request; or

•	If a bank, broker or other nominee holds the share, the stockholder should contact the bank, broker or other nominee directly.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” into this proxy statement the information we file with them, which means that we can disclose important information to you by referring you to those documents. Any statement contained or incorporated by reference in this proxy statement shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any subsequently filed document which also is incorporated by reference herein, modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. We incorporate by reference the documents listed below:

•	our audited financial statements and notes thereto, independent auditor’s reports thereto, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, filed on December 13, 2017;

•	our unaudited financial statements and notes thereto, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2017 and March 31, 2018, filed on February 13, 2018 and May 14, 2018, respectively; and

•	our Current Report on Form 8-K filed on June 21, 2018.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting are incorporated by reference in this proxy statement from the date of filing of the documents, unless we specifically provide otherwise. You should consider any statement contained in this proxy statement (or in a document incorporated into this proxy statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement. Nothing in this proxy statement shall be deemed to incorporate information furnished to but not filed with the SEC pursuant to Item 2.02 or Item 7.01 of Form 8-K (or corresponding information furnished under Item 9.01 or included as an exhibit).

You may obtain, without charge, a copy of any of the documents incorporated by reference in this proxy statement, other than exhibits to those documents that are not specifically incorporated by reference into those documents, upon written request to Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Stephen M. Bianchi, or by telephone at (715) 839-4661.

Information contained on our website, www.ccf.us, is not incorporated by reference in, and does not constitute part of, this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and we are required to file reports and proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC- 0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. You may access the SEC’s web site at http://www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.ccf.us.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen M. Bianchi,
Chief Executive Officer

Eau Claire, Wisconsin

July 27, 2018

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

CITIZENS COMMUNITY BANCORP, INC.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED
REVOCABLE PROXY					Please mark your votes like this	☒

A SPECIAL MEETING OF STOCKHOLDERS OF CITIZENS COMMUNITY BANCORP, INC., A MARYLAND CORPORATION (THE “COMPANY” OR “CITIZENS”), WILL BE HELD AT THE HOLIDAY INN EAU CLAIRE LOCATED AT 4751 OWEN AYRES CT, EAU CLAIRE, WISCONSIN 54701, ON TUESDAY, SEPTEMBER 25, 2018, AT 4:00 P.M. LOCAL TIME, FOR THE FOLLOWING PURPOSES:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.  Proposal to approve, for purposes of NASDAQ Listing Rule 5635, the Company’s issuance of shares of common stock upon the conversion of the Company’s 8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock (Issuance Proposal).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (Adjournment Proposal).

				FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark here if you plan to attend the meeting. ☐

CONTROL NUMBER

Signature                                                     Signature, if held jointly                                                 Date                            , 2018

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held September 25, 2018

The proxy statement is available at

http://www.cstproxy.com/ccf/sm2018

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc. prior to execution of this proxy of the Notice of Special Meeting, and the Proxy Statement for the Special Meeting.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CITIZENS COMMUNITY BANCORP, INC.

The undersigned hereby appoints Stephen M. Bianchi and James S. Broucek, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the special meeting of shareholders (“Meeting”), to be held at the Holiday Inn Eau Claire at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, September 25, 2018, at 4:00 p.m. local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy (submitted through the mail) relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

(continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

401(K) PLAN VOTE AUTHORIZATION CITIZENS COMMUNITY BANCORP, INC.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED
REVOCABLE PROXY					Please mark your votes like this	☒

A SPECIAL MEETING OF STOCKHOLDERS OF CITIZENS COMMUNITY BANCORP, INC., A MARYLAND CORPORATION (THE “COMPANY” OR “CITIZENS”), WILL BE HELD AT THE HOLIDAY INN EAU CLAIRE LOCATED AT 4751 OWEN AYRES CT, EAU CLAIRE, WISCONSIN 54701, ON TUESDAY, SEPTEMBER 25, 2018, AT 4:00 P.M. LOCAL TIME, FOR THE FOLLOWING PURPOSES:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.  Proposal to approve, for purposes of NASDAQ Listing Rule 5635, the Company’s issuance of shares of common stock upon the conversion of the Company’s 8.00% Series A Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock (Issuance Proposal).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (Adjournment Proposal).

				FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark here if you plan to attend the meeting. ☐

CONTROL NUMBER

Signature                                                     Signature, if held jointly                                                 Date                            , 2018

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held September 25, 2018

The proxy statement is available at

http://www.cstproxy.com/ccf/sm2018

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc. prior to execution of this proxy of the Notice of Special Meeting, and the Proxy Statement for the Special Meeting.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONFIDENTIAL - 401(K) PLAN VOTE AUTHORIZATION

CITIZENS COMMUNITY BANCORP, INC.

The undersigned hereby appoints Stephen M. Bianchi and James S. Broucek, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the special meeting of shareholders (“Meeting”), to be held at the Holiday Inn Eau Claire at 4751 Owen Ayres Ct, Eau Claire, Wisconsin 54701, on Tuesday, September 25, 2018, at 4:00 p.m. local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy (submitted through the mail) relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

(continued and to be marked, dated and signed, on the other side)